                                                                    EXHIBIT 2.4





                            ASSET PURCHASE AGREEMENT




                                    BETWEEN


                           PATTERSON DRILLING COMPANY


                                      AND


                           MCGEE DRILLING CORPORATION

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
ARTICLE I

THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
         SECTION 1.1  The Asset Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
         SECTION 1.2  Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
         SECTION 1.3  Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PDC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         SECTION 2.1  Organization, Standing and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         SECTION 2.2  Authority; Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         SECTION 2.3  Brokers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF MCGEE DRILLING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
         SECTION 3.1  Organization, Standing and Power. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
         SECTION 3.2  Authority; Non-Contravention. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
         SECTION 3.3  Title.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
         SECTION 3.4  Drilling Contracts and Other Agreements.    . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         SECTION 3.5  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         SECTION 3.6  Drilling Rigs, Equipment and Vehicle. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         SECTION 3.7  Brokers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         SECTION 3.8  Normal Operations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         SECTION 3.9  Stock Ownership and Control.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-

ARTICLE IV

ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
         SECTION 4.1  Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
         SECTION 4.2  Reasonable Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
         SECTION 4.3  McGee Drilling Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
         SECTION 4.4  Public Announcements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
         SECTION 4.5  PDC Assumption of Contracts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
         SECTION 4.6  PDC Indemnification.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
         SECTION 4.7  Sales and Transfer Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
         SECTION 4.8  No Implied Warranties.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-

ARTICLE V

CONDITIONS PRECEDENT TO THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
         SECTION 5.1  Conditions to Each Party's Obligation to Effect the Asset Purchase  . . . . . . . . . . . . . . -6-
         SECTION 5.2  Conditions to Obligation of McGee Drilling to Effect the Asset Purchase . . . . . . . . . . . . -7-
         SECTION 5.3  Conditions to Obligations of PDC to Effect the Asset Purchase . . . . . . . . . . . . . . . . . -8-

ARTICLE VI

GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         SECTION 6.1  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         SECTION 6.2  Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
         SECTION 6.3  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         SECTION 6.4  Entire Agreement; No Third-Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . .  -10-
         SECTION 6.5  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         SECTION 6.6  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         SECTION 6.7  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         SECTION 6.8  Enforcement of This Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-



ANNEX 1                   Description of Drilling Rigs, Equipment and Vehicle
ANNEX 2                   List of Drilling Contracts and Other Agreements
ANNEX 3                   List of McGee Drilling Stockholders


EXHIBIT A(I)     Non-Competition Agreement - McGee Drilling Corporation
EXHIBIT A(II)    Non-Competition Agreement - G.H. McGee
EXHIBIT A(III)   Non-Competition Agreement - David Essex
EXHIBIT B                 Bill of Sale and Assignment

                            ASSET PURCHASE AGREEMENT


                 ASSET PURCHASE AGREEMENT, dated as of August 1, 1997 (this "Agreement"), among PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation and a wholly-owned subsidiary of Patterson Energy, Inc. ("PEC"), and MCGEE DRILLING CORPORATION, a privately-held Texas corporation ("McGee Drilling").


                                  WITNESSETH:

                 WHEREAS, McGee Drilling owns three drilling rigs, related drilling equipment and vehicle (collectively, the "Drilling Rigs, Equipment and Vehicle"), and leases certain vehicles (the "Leased Vehicles"), all as more particularly described on Annex 1 in the case of the Drilling Rigs, Equipment and Vehicle, and Annex 2 in the case of the Leased Vehicles.

                 WHEREAS, PDC desires to purchase, and McGee Drilling desires to sell, all of McGee Drilling's right, title and interest in and to the Drilling Rigs, Equipment and Vehicle and the Leased Vehicles (the "Asset Purchase") for the consideration set forth and provided for herein; and

                 WHEREAS, PDC, on the one hand, and McGee Drilling, on the other, desire to make certain representations, warranties and agreements in connection with the Asset Purchase.

                 NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:


                                   ARTICLE I

                               THE ASSET PURCHASE


                 SECTION 1.1 The Asset Purchase. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.3 below) provided herein, PDC shall purchase from McGee Drilling and McGee Drilling shall sell to PDC, all of McGee Drilling's right, title and interest in and to the Drilling Rigs, Equipment and Vehicle and the Leased Vehicles.

                 SECTION 1.2 Purchase Price. PDC agrees to pay to McGee Drilling at the Closing a total of $3,500,000 (the "Purchase Price") for all of McGee Drilling's right, title and interest in and to the Drilling Rigs, Equipment and Vehicle and the Leased Vehicles. The Purchase Price shall be paid by cashier's check.

                 SECTION 1.3 Closing. The closing of the Asset Purchase (the "Closing") shall take place at 9:00 a.m., local time, on the date of this Agreement at the offices of PEC in Snyder, Texas or at such other time and place as PDC and McGee Drilling shall agree.


                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF PDC


                 PDC represents and warrants to McGee Drilling as follows:

                 SECTION 2.1 Organization, Standing and Power. PDC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted.

                 SECTION 2.2 Authority; Non-Contravention. PDC has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. The execution and delivery by PDC of this Agreement and the consummation by PDC of the Asset Purchase have been duly authorized by all necessary corporate action on the part of PDC. This Agreement has been duly executed and delivered by PDC and (assuming the valid authorization, execution and delivery of this Agreement by McGee Drilling) constitutes a valid and binding obligation of PDC enforceable against PDC in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). No filing or registration with, or authorization, consent or approval of, any domestic (federal and state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "Governmental Agency") is required by or with respect to PDC in connection with the execution and delivery of this Agreement by PDC or is necessary for the consummation by PDC of the Asset Purchase.

                 SECTION 2.3 Brokers. No broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of PDC or Patterson Energy, Inc ("PEC"), the sole stockholder of PDC.

                 The representations and warranties of PDC under this Article II shall survive the Closing.


                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF MCGEE DRILLING


                 McGee Drilling represents and warrants as follows:

                 SECTION 3.1 Organization, Standing and Power. McGee Drilling is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power and authority to carry on its business as now being conducted.

                 SECTION 3.2 Authority; Non-Contravention. McGee Drilling has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. This Agreement has been duly executed and delivered by McGee Drilling and (assuming the valid authorization, execution and delivery of this Agreement by PDC) constitutes a valid and binding obligation of McGee Drilling enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the Asset Purchase and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice of lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charges or encumbrances upon any of the properties or assets of McGee Drilling under, any provision of (i) the Articles of Incorporation or Bylaws of McGee Drilling (true and complete copies of which as of the date hereof have been delivered to PDC), (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to McGee Drilling or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to McGee Drilling or any of its respective properties or assets. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to McGee Drilling in connection with the execution and delivery of this Agreement by McGee Drilling or is necessary for the consummation by McGee Drilling of the Asset Purchase.

                 SECTION 3.3 Title. Set forth in Annex 1 is a description of the Drilling Rigs, Equipment and Vehicle which description is accurate and complete in all material respects. McGee Drilling has good title to a 100% interest in the Drilling Rigs, Equipment and Vehicle and a valid leasehold interest in the Leased Vehicles, subject to no Liens. For purposes of this Agreement "Liens" means liens, mortgages, pledges, security interests, encumbrances, claims or charges of any kind.

                 SECTION 3.4 Drilling Contracts and Other Agreements. Set forth in Annex 2 is a true and complete list and description of all oral and written drilling contracts (the "Drilling Contracts") and lease agreements relating to the Leased Vehicles (collectively, the "Leased Vehicles Lease Agreements") to which McGee Drilling is a party. A complete copy of each of the Drilling Contracts and the Leased Vehicles Lease Agreements has previously been delivered to PDC. McGee Drilling has performed all of its obligations arising to date under the Drilling Contracts and Leased Vehicles Lease Agreements, and each of the Drilling Contracts and Agreements, and is in good standing and in full force and effect. Also set forth on Annex 2 is a description of the outstanding purchase orders of McGee Drilling ("Purchase Orders") relating to drill pipe and certain other executory contracts of McGee Drilling (all contracts and agreements listed on Annex 2 being hereinafter collectively referred to as the "Subject Contracts"). Except as set forth on Annex 2, none of the Drilling Rigs, Equipment and Vehicle or the Leased Vehicles is subject to any written or oral contracts and agreements.

                 SECTION 3.5 Litigation. Other than possible workman's compensation cases, there is no suit, action, investigation or proceeding pending or, to the knowledge of McGee Drilling, threatened against McGee Drilling at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, that would impair the ability of McGee Drilling to perform its obligations hereunder or to consummate the transactions contemplated hereby, and there is no judgment, decree, injunction, rule or order of any court, governmental department, commission, board, bureau, agency, instrumentality or arbitrator to which McGee Drilling is subject that would impair the ability of McGee Drilling to perform its obligations hereunder or to consummate the transactions contemplated hereby.

                 SECTION 3.6 Drilling Rigs, Equipment and Vehicle. Appendix 1 to Exhibit B sets forth or incorporates by reference a list of all drilling rigs and related drilling equipment and vehicle owned by McGee Drilling, which list is true, correct and complete in all materials respects.

                 SECTION 3.7 Brokers. No broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of McGee Drilling.

                 SECTION 3.8 Normal Operations. Any wells currently being drilled by McGee Drilling under the Drilling Contracts are drilling under normal operations.

                 SECTION 3.9 Stock Ownership and Control. Annex 3 sets forth a true and correct list of the holders of McGee Drilling's voting securities and the number of such securities owned by each such holder.

                 The representations and warranties of McGee Drilling set forth in this Article III shall survive Closing for a period of one year, except as to any representation or warranty as to which PDC has given McGee Drilling a written notice of breach within such one-year period.


                                   ARTICLE IV

                             ADDITIONAL AGREEMENTS


                 SECTION 4.1 Fees and Expenses. All costs and expenses incurred by PDC in connection with this Agreement and the transactions contemplated hereby shall be paid by PDC; such costs and expenses incurred by McGee Drilling shall be paid by McGee Drilling.

                 SECTION 4.2 Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Asset Purchase and the other transactions contemplated by this Agreement and the prompt satisfaction of the conditions hereto.

                 SECTION 4.3 McGee Drilling Indemnification. On and after the Closing Date, McGee Drilling and G.H. McGee ("McGee"), an officer, director and stockholder of McGee Drilling, shall jointly and severally indemnify and hold PEC and PDC harmless against and in respect of all actions, suits, demands, judgments, costs and expenses (including reasonably attorneys' fees of PEC or PDC), relating to any misrepresentation, breach of any representation or warranty or non-fulfillment of any agreement on the part of McGee Drilling contained in this Agreement. This indemnification provided for in this Section
4.3 shall
terminate and be of no further force and effect one year from the Closing Date, except as to any representation or warranty as to which a written notice of claim for indemnification has been given to McGee Drilling and McGee prior to the expiration of such one-year period.

                 SECTION 4.4 Public Announcements. Unless otherwise required by law or the rules and regulations of the Securities and Exchange Commission, neither PDC, PEC nor McGee Drilling shall issue any press release or make any public statement with respect to the Asset Purchase prior to Closing.

                 SECTION 4.5 PDC Assumption of Contracts. Effective as of 7:00 a.m. Snyder, Texas time on the date of this Agreement ("Effective Time of Assumption"), PDC hereby assumes all obligations and rights and benefits of McGee Drilling under the Purchase Orders and all obligations and rights and benefits of McGee Drilling under all of the other Subject Contracts. McGee Drilling shall be responsible for and shall have the benefit of all obligations and rights and benefits under each of the Drilling Contracts and Leased Vehicles Lease Agreements with respect to periods prior to the Effective Time of Assumption. McGee Drilling shall bill applicable third parties for all services and materials supplied or furnished under the Drilling Contracts for periods through the Effective Time of Assumption, and PDC shall bill for all services and materials thereafter supplied or furnished under the Drilling Contracts. Within ten (10) days following the receipt by PDC of any revenues under the Drilling Contracts attributable to periods prior to the Effective Time of Assumption, PDC shall pay such revenues to McGee Drilling.

                 SECTION 4.6 PDC Indemnification. PDC shall indemnify and hold McGee Drilling harmless from all costs and liabilities (including reasonable attorney's fees) incurred by McGee Drilling under any of the Subject Contracts for events occurring after the Effective Time of Assumption.

                 SECTION 4.7 Sales and Transfer Taxes. PDC agrees to pay any and all sales and/or transfer taxes due with respect to the Asset Purchase.

                 SECTION 4.8 No Implied Warranties. It is understood and agreed that McGee Drilling is not making and has not made any representation or warranty of any kind, express or implied, to PDC except for those specifically provided in this Agreement. Except for the matters covered by such representations and warranties, PDC is relying on its own investigation and analysis in entering into this Agreement and consummating the transaction contemplated hereby. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by McGee Drilling in this Agreement, McGee Drilling makes no representation or warranty to PDC regarding any projections, estimates, or budgets heretofore delivered or made available to PDC of past or future revenues, expenses, or expenditures, results of operations (or any component thereof), cash flows or financial conditions of McGee Drilling, PDC, or the Drilling Rigs, Equipment and Vehicle or the future operations of PDC.

          The provisions of this Article IV shall survive the Closing.


                                   ARTICLE V

                   CONDITIONS PRECEDENT TO THE ASSET PURCHASE


                 SECTION 5.1 Conditions to Each Party's Obligation to Effect the Asset Purchase. The respective obligations of each party to effect the Asset Purchase shall be subject to the fulfillment or waiver (where permissible) at or prior to the Closing Date of each of the following conditions:

                 (a) No Order. No Governmental Entity or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of prohibiting the Asset Purchase or any of the other transactions contemplated hereby; provided that, in the case of any such decree, injunction or other order, each of the parties shall have used reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as practicable any decree, injunction or other order that may be entered.

                 (b) Consents. McGee Drilling shall have received written consents of the other party or parties to each of the Drilling Contracts, the Leased Vehicles Lease Agreements and the Purchase Orders for the assumption thereof by PDC pursuant to the provisions of Section 4.4 of this Agreement and delivered copies thereof to PDC.

                 (c) Non-Competition Agreements. A Non-Competition Agreement in the respective forms attached hereto as Exhibits A(I), A(II) and A(III) shall have been executed and delivered by McGee Drilling, McGee and David Essex ("Essex"), as the case may be, and the cash compensation due under
Section 2 of the [respective agreements with McGee and Essex] shall have been paid by PDC.

                 SECTION 5.2 Conditions to Obligation of McGee Drilling to Effect the Asset Purchase. The obligation of McGee Drilling to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions; provided that McGee Drilling may waive any of such conditions in its sole discretion:

                 (a) Performance of Obligations; Representations and Warranties. PDC shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Closing, and each of the representations and warranties of PDC contained in this Agreement shall be true and correct on and as of the Closing.

                 (b) Officers' Certificate. PDC shall have furnished to McGee Drilling a certificate, dated the Closing, signed by the appropriate officers of PDC, certifying to the effect that to the best of the knowledge and belief of PDC, the conditions set forth in Section 5.1 and Section 5.2(a) have been satisfied in full.

                 (c) Payment of Purchase Price. PDC shall have made delivery of the Purchase Price as provided in Section 1.2 of this Agreement.

                 (d) Bill of Sale and Assignment. PDC shall have executed and delivered the Bill of Sale and Assignment, in the form attached hereto as Exhibit B, covering the Drilling Rigs, Equipment and Vehicle set forth on Annex 1 and the Drilling Contracts, Leased Vehicles Lease Agreements and Purchase Orders set forth on Annex 2.

                 SECTION 5.3 Conditions to Obligations of PDC to Effect the Asset Purchase. The obligations of PDC to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, provided that PDC may waive any such conditions in its sole discretion:

                 (a) Performance of Obligations; Representations and Warranties. McGee Drilling shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Closing, and each of the respective representations and warranties of McGee Drilling contained in this Agreement shall be true and correct in all material respects on and as of the Closing.

                 (b) Officers' Certificate. McGee Drilling shall have furnished to PDC a certificate, dated the Closing, certifying to the effect that to the best of the knowledge and belief of McGee Drilling, the conditions set forth in Section 5.1 and Section 5.3(a) have been satisfied.

                 (c) Opinion of Counsel. PDC shall have received an opinion of Kerr & Ward, L.L.P., Midland, Texas, counsel to McGee Drilling, dated the Closing, substantially identical in form and substance to that attached hereto as Exhibit C.

                 (d) Bill of Sale and Assignment. McGee Drilling shall have executed and delivered the Bill of Sale and Assignment, in the form attached hereto as Exhibit B, covering the Drilling Rigs, Equipment and Vehicle set forth on Annex 1 and the Drilling Contracts, Leased Vehicles Lease Agreements and Purchase Orders set forth on Annex 2.

                 (e) Title. McGee Drilling shall have endorsed and delivered the title certificate to the motor vehicle described in Annex 1.


                                   ARTICLE VI

                               GENERAL PROVISIONS


                 SECTION 6.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (a)      if to PDC, to:

                          Patterson Energy, Inc.
                          4510 Lamesa Highway
                          P.O. Drawer 1416
                          Snyder, Texas   79550
                          Attention:  A. Glenn Patterson
                                      President and Chief Operating Officer

                 with copies to:

                          Thomas H. Maxfield, Esq.
                          Baker & Hostetler LLP
                          303 East 17th Avenue, Suite 1100
                          Denver, Colorado   80203-1264

                 (b)      if to McGee Drilling, to:

                          G.H. McGee, President
                          McGee Drilling Corporation
                          P.O. Box 2471
                          Midland, Texas  79701
                          Facsimile: (915) 683-1715
                          Telephone: (915) 683-2507
                 with copies to:

                          William M. Kerr, Jr., Esq.
                          Kerr & Ward, L.L.P.
                          500 West Texas, Suite 1310
                          Midland, Texas  79701
                          Facsimile: (915) 684-9997
                          Telephone: (915) 684-9990


                 SECTION 6.2 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated, and the words "hereof', "herein" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                 SECTION 6.3 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                 SECTION 6.4 Entire Agreement; No Third-Party Beneficiaries. This Agreement, including the documents and instruments referred to herein, (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties any rights or remedies hereunder; provided, however, that legal counsel for McGee Drilling hereto may rely upon the representations and warranties of McGee Drilling contained herein and in the certificates delivered pursuant to Section 5.3(b).

                 SECTION 6.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                 SECTION 6.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                 SECTION 6.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

                 SECTION 6.8 Enforcement of This Agreement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                 IN WITNESS WHEREOF, PDC and McGee Drilling have executed this Agreement as of the date first written above.


                                        PDC:

                                        PATTERSON DRILLING COMPANY



                                        By: /s/ James C. Brown
                                            -----------------------------------
                                            James C. Brown

                                            Vice President-Finance and Chief
                                            Financial Officer

Attest:




/s/ Neva Bufkin
------------------------------------

Neva Bufkin, Assistant Secretary

                                         MCGEE DRILLING:

                                         MCGEE DRILLING CORPORATION




                                         By: /s/ G.H. McGee
                                             ----------------------------------

                                             G.H. McGee
                                             President

Attest:



/s/ G.H. McGee
-------------------------------
G.H. McGee, Secretary




         TO INDUCE PATTERSON DRILLING COMPANY TO ENTER INTO THIS ASSET PURCHASE AGREEMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE UNDERSIGNED, BEING AN OFFICER, DIRECTOR AND STOCKHOLDER OF MCGEE DRILLING CORPORATION, ACCEPTS AND AGREES TO BE BOUND BY THE INDEMNIFICATION PROVISIONS OF SECTION 4.3 OF THE ABOVE ASSET PURCHASE AGREEMENT.



                                        /s/ G.H. McGee
                                        --------------------------------------
                                        G.H. McGee

                                    ANNEX 1
                                       TO
                            ASSET PURCHASE AGREEMENT


                    DESCRIPTION OF DRILLING RIGS, EQUIPMENT
                                  AND VEHICLE
                               PER WHEREAS CLAUSE



A.       Drilling Rigs and Equipment.

         Rig No.                  Drawworks Manufacturer
         -------                  ----------------------
            1                              N-42 Brewster
            2                              U-36-Mid Continent
            3                              Skytop Brewster N-75


         All related parts and equipment, including engines, mud pumps, hooks and blocks, derricks, substructives, rotary tables, blow-out prevention equipment, drill bits and all tubular goods on the rigs and in the yard leased by McGee Drilling, all of which are set forth on Appendix I to the Bill of Sale and Assignment attached to this Agreement as Exhibit B, less the parts and related equipment sold or disposed of since April 13, 1997, and plus the parts and related equipment acquired by McGee Drilling since April 13, 1997, in each case in the ordinary course of business, consistent with past practice.

         NOTE: For more specific information concerning the rigs and related equipment, see Appendix I, to Bill of Sale and Assignment attached to this Agreement as Exhibit B.

B.       Vehicle.

         1995             Chevrolet Pickup
                          ID No. 2GCEC19K7S1103026
                          1997 Sticker No. 12075676





                                     AX 1-1

                                    ANNEX 2
                                       TO
                            ASSET PURCHASE AGREEMENT


                LIST OF DRILLING CONTRACTS AND OTHER AGREEMENTS
                                PER SECTION 3.4



A.       Drilling Contracts.

         1. Master Drilling Contract dated as of June 30, 1997, between Burlington Resources Oil & Gas Co., as Operator, and McGee Drilling Corporation, as Contractor, as supplemented by Bid Sheet and Drilling Order of even date, between Coastal Management Corporation, as Agent for Burlington Resources, and McGee Drilling Corporation, which Bid Sheet and Drilling Order specifically relates to the drilling of the W.N. Waddell No. 1226 Well in Section 10, Block B-23, PSL Survey, Crane County, Texas (Rig #2 - Currently Drilling).

         2. IADC Drilling Bid Proposal and Daywork Drilling Contract effective as of June 16, 1997, between Petroleum Development Corporation, as Operator, and McGee Drilling Corporation, as Contractor, governing the drilling of the Warren-State #1 Well in Section 35, T-15-S, R-37-E, Lea County, New Mexico (Rig #3 -Currently Drilling).

         3. IADC Drilling Bid Proposal and Footage Drilling Contract effective as of July 1, 1997, between John H. Hendrix Corporation, as Operator, and McGee Drilling Corporation, as Contractor, governing the drilling of the Thomas Long A-3 Well in Section 11, T-22-S, R-37-E, Lea County, New Mexico (Rig #1).

         4. IADC Drilling Bid Proposal and Footage Drilling Contract effective as of June 12, 1997, between David H. Arrington Oil & Gas, Inc., as Operator, and McGee Drilling Corporation, as Contractor, governing the drilling of the Royal Trude #1 Well in Section 22,T-19-S, R-36-E, Lea County, New Mexico (Rig #1).

         5. IADC Drilling Bid Proposal and Daywork Drilling Contract effective as of June 19, 1997, between Mallon Oil Company, as Operator, and McGee Drilling Corporation, as Contractor, governing the drilling of the Mallon "33" Federal #6 Well in
                 Section 33, T-19-S, R-34-E, Lea County, New Mexico (Rig #3).





                                     AX 2-1

         6. Miscellaneous Master Drilling Contracts respectively between the following named Operators and McGee Drilling Corporation:

                 Operator

                          Amerada Hess Corporation

                          Bass Enterprises Production Company

                          Burlington Resources

                          John Hendrix Corporation

                          Marathon Oil Company

                          Parker & Parsley

                          Pogo Producing Company

                          Santa Fe Energy Resources


B.       Leased Vehicles Lease Agreements.

         1. GMAC Lease Agreement dated January 20, 1997, between Jack Sherman Chevrolet Buick, as Lessor, and McGee Drilling Corp., as Lessee, covering a 1997 Chevrolet K1500 Pickup Truck (VIN 2GCEK19R5V1163567).

         2. Vehicle Lease Agreement dated November 1, 1994, between LAI Trust, as Lessor, and McGee Drilling, Inc., as Lessee, as supplemented by Lease Supplement between the same parties, covering a 1996 Chevrolet C- 1500 Pickup Truck (VIN 1GCEC19MITE260441).


C.       Purchase Orders.

         1. Tubular Goods Order No. 34440-00 to Grant Prideco, Inc. in the amount of $503,452.95 for approximately 15,000 feet of drill pipe and related tubular goods as therein described.





                                     AX 2-2

         2. Tubular Goods Order No. 34441-00 to Grant Prideco, Inc. in the amount of $108,432.68 for approximately 3,000 feet of drill pipe and related tubular goods as therein described.


D.       Other Agreements

         1. Service Agreement dated February 25, 1997, between Cellular One and McGee Drilling Corp., relating to cellular phone ESN No. 21216642980.

         2. Service Agreement dated February 4, 1997, between Cellular One and McGee Drilling Corp., relating to cellular phone ESN Nos. 21216729212, 21216640239, and 2l2l6640241.

         3. Service Agreement dated January 23, 1997, between Cellular One and McGee Drilling Corp,, relating to cellular phone ESN Nos. 21216621678 and C3121ECC.





                                     AX 2-3

                                    ANNEX 3
                                       TO
                            ASSET PURCHASE AGREEMENT


                      LIST OF MCGEE DRILLING STOCKHOLDERS
                                PER SECTION 3.9



                    MCGEE DRILLING CORPORATION STOCKHOLDERS



 Name                                    Number of Shares       Percentage
 ----                                              ------
 David Essex . . . . . . . . . . .             5,667             56.67%
 G.H. McGee  . . . . . . . . . . .             4,333             43.33%
                                              ------            ------
          Total  . . . . . . . . .            10,000            100.00%
                                              ======            ======





                                     AX 3-1

                                                                    EXHIBIT A(I)



                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT


                 THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of August, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and MCGEE DRILLING CORPORATION, a Texas corporation ("McGee Drilling").


                                   RECITALS:

                 A. Simultaneously with the execution of this Agreement, PDC and McGee Drilling have entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), providing for, among other things, the purchase by PDC of the drilling rigs, related equipment and vehicle owned by McGee Drilling.

                 B. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

                 NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                 1.       Period of Agreement.

                 The period of this Agreement shall commence on the date hereof and remain in effect through the first to occur of (i) August 1, 2002, or (ii) a Change in Control of PDC or Patterson Energy, Inc. ("PEC"), the sole stockholder of PDC (the "Non-Compete Period"). For purposes of this Agreement, "Change in Control" shall be deemed to have occurred, if (i) a tender offer shall be made and consummated for the ownership of more than fifty percent of the outstanding voting securities of PEC, or (ii) there is a merger, consolidation or other reorganization of PEC or PDC with another entity and as a result of such merger, consolidation or other reorganization, less than fifty percent of the outstanding voting securities of the surviving or resulting entity shall be owned by the former stockholders of PEC as the same shall have existed immediately prior to such merger, consolidation or other reorganization.





                                     AX 3-1

                 2.       Compensation.

                 Simultaneously with the execution of this Agreement, PDC has paid G.H. McGee, by cashier's check, the amount of $749,000 as additional compensation for entering into this Agreement.

                 3.       Covenant Not to Compete.

                 (a) McGee Drilling covenants and agrees that during the Non-Compete Period, McGee Drilling shall not, without the prior written consent of PDC, directly or indirectly, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in, the contract oil and gas well drilling business within the Permian Basin of West Texas and Southeastern New Mexico (the "Competitive Business"); provided, however, that McGee Drilling may (i) invest and/or engage in any business that routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which McGee Drilling is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which McGee Drilling is in breach of the terms of this section.

                 (b) It is understood by and between the parties hereto that the foregoing covenant by McGee Drilling not to enter into competition with PDC as set forth in Section 2(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of McGee Drilling to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and McGee Drilling have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. McGee Drilling agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic hardship on McGee Drilling.





                                  Exh A(I) - 2

                 4.       Restrictions on Soliciting Business of PDC.

                 McGee Drilling further covenants and agrees that during the Non-Compete Period, McGee Drilling will not, either for itself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

                 (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing:

                 (b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in
Section 2 hereof; or

                 (c) Engage in any act which would interfere with or harm any business relationship PDC has with any customer, lessor, employee, principal or supplier.

                 5.       Specific Performance.

                 Without intending to limit the remedies available to PDC, McGee Drilling acknowledges that PDC will have no adequate remedies at law if McGee Drilling violates the terms of Sections 2 or 3, hereof. In such event, McGee Drilling agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from McGee Drilling.

                 The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

                 6.       Attorneys Fees and Costs.

                 If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

                 7.       Representations and Warranties of PDC and McGee
Drilling.

                 (a) Representations and Warranties of PDC. PDC hereby represents and warrants to McGee Drilling that: (i) it has all requisite power to enter into and perform its





                                  Exh A(I) - 3
obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC; (iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

                 (b) Representations and Warranties of McGee Drilling. McGee Drilling hereby represents and warrants to PDC that: (i) McGee Drilling has the capacity and power to enter into and perform obligations of McGee Drilling under this Agreement; (ii) McGee Drilling has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of McGee Drilling hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of McGee Drilling.

                 8.       General Provisions.

                 (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

                 (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

                 (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

                 (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.





                                  Exh A(I) - 4

                 (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to another subsidiary of PEC without the prior written consent of McGee Drilling, and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 8(e).

                 (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

                 (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

                 (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                 (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

              To PDC:
                          Patterson Drilling Company
                          4510 Lamesa Highway
                          P.O. Drawer 1410
                          Snyder, Texas   79550
                          Facsimile:  (915) 573-0281
                          Attention:       A. Glenn Patterson
                                           President and Chief Operating Officer





                                  Exh A(I) - 5

                 To MCGEE DRILLING:

                                  McGee Drilling Corporation
                                  P.O. Box 2471
                                  Midland, Texas  79701
                                  Facsimile: (915) 683-1715

                 with copies to:

                                  William M. Kerr, Jr., Esq.
                                  Kerr & Ward, L.L.P.
                                  500 West Texas, Suite 1310
                                  Midland, Texas  79701
                                  Facsimile: (915) 684-9997

                 (j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.

                                      "PDC"

                                      PATTERSON DRILLING COMPANY


                                      By:
                                         ----------------------------------
                                         James C. Brown
                                         Vice President-Finance

                                      "MCGEE DRILLING"

                                      MCGEE DRILLING CORPORATION


                                      By:
                                         ----------------------------------
                                          G.H. McGee
                                          President






                                  Exh A(I) - 6

                                                                   EXHIBIT A(II)



                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT



                 THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of August, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and G.H. McGee, an individual residing in Midland, Texas ("G.H. McGee").


                                   RECITALS:

                 C. Simultaneously with the execution of this Agreement, PDC has entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), between PDC and MCGEE DRILLING CORPORATION ("McGee Drilling"), providing for, among other things, the purchase by PDC of the drilling rigs, related equipment and vehicle owned by McGee Drilling.

                 D. G.H. McGee is an officer, a director and a stockholder of McGee Drilling.

                 E. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

                 NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                 1.       Period of Agreement.

                 The period of this Agreement shall commence on the date hereof and remain in effect through the first to occur of (i) August 1, 2002, or (ii) a Change in Control of PDC or Patterson Energy, Inc., the sole stockholder of PDC ("PEC"), unless sooner terminated as the result of the death of G.H. McGee (the "Non-Compete Period"). For purposes of this Agreement, "Change in Control" shall be deemed to have occurred, if (i) a tender offer shall be made and consummated for the ownership of more than fifty percent of the outstanding voting securities of PEC, or (ii) there is a merger, consolidation or other reorganization of





                                  Exh A(II)-1

PEC or PDC with another entity and as a result of such merger, consolidation or other reorganization, less than fifty percent of the outstanding voting securities of the surviving or resulting entity shall be owned by the former stockholders of PEC as the same shall have existed immediately prior to such merger, consolidation or other reorganization.

                 2.       Compensation.

                 Simultaneously with the execution of this Agreement, PDC has paid G.H. McGee, by cashier's check, the amount of $749,000 as additional compensation for entering into this Agreement.

                 3.       Covenant Not to Compete.

                 (a) G.H. McGee covenants and agrees that during the Non-Compete Period, G.H. McGee shall not, without the prior written consent of PDC, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in, the contract oil and gas well drilling business within the Permian Basin of West Texas and Southeastern New Mexico (the "Competitive Business"); provided, however, that G.H. McGee may (i) invest and/or engage in any business that routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which G.H. McGee is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which G.H. McGee is in breach of the terms of this section.

                 (b) It is understood by and between the parties hereto that the foregoing covenant by G.H. McGee not to enter into competition with PDC as set forth in Section 3(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of G.H. McGee to comply with such covenant, PDC would not have





                                  Exh A(II)-2
agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and G.H. McGee have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. G.H. McGee agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on G.H. McGee.

                 4.       Restrictions on Soliciting Business of PDC.

                 G.H. McGee further covenants and agrees that during the Non-Compete Period, G.H. McGee will not, either for himself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

                 (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing:

                 (b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in
Section 3 hereof; or

                 (c) Engage in any act which would interfere with or harm any business relationship PDC has with any customer, lessor, employee, principal or supplier.

                 5.       Specific Performance.

                 Without intending to limit the remedies available to PDC, G.H. McGee acknowledges that PDC will have no adequate remedies at law if G.H. McGee violates the terms of Section 3 or 4, hereof. In such event, G.H. McGee agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from G.H. McGee.

                 The provisions of this Section 5 shall survive the expiration, termination or cancellation of this Agreement.





                                  Exh A(II)-3

                 6.       Attorneys Fees and Costs.

                 If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

                 7.       Representations and Warranties of PDC and G.H. McGee.

                 (a) Representations and Warranties of PDC. PDC hereby represents and warrants to G.H. McGee that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC; (iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

                 (b) Representations and Warranties of G.H. McGee. G.H. McGee hereby represents and warrants to PDC that: (i) G.H. McGee has the capacity and power to enter into and perform obligations of G.H. McGee under this Agreement; (ii) G.H. McGee has duly and validly executed this Agreement;
(iii) the execution of this Agreement and performance of obligations of G.H. McGee hereunder do not require the consent or approval of any other party; and
(iv) this Agreement constitutes a valid and binding obligation of G.H. McGee.

                 8.       General Provisions.

                 (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

                 (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

                 (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and





                                  Exh A(II)-4
further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

                 (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

                 (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to another subsidiary of PEC without the prior written consent of G.H. McGee, and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 8(e).

                 (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

                 (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

                 (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                 (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.





                                  Exh A(II)-5

         To PDC:

                          Patterson Drilling Company
                          4510 Lamesa Highway
                          P.O. Drawer 1410
                          Snyder, Texas   79550
                          Facsimile:  (915) 573-0281
                          Attention:   A. Glenn Patterson
                                       President and Chief Operating Officer

         To G.H. McGee:

                          G.H. McGee
                          McGee Drilling Corporation
                          P.O. Box 2471
                          Midland, Texas  79701
                          Facsimile: (915) 683-1715

         with copies to:

                          William M. Kerr, Jr., Esq.
                          Kerr & Ward, L.L.P.
                          500 West Texas, Suite 1310
                          Midland, Texas  79701
                          Facsimile: (915) 684-9997

                 (j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





                                  Exh A(II)-6

                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.




                                       "PDC"

                                       PATTERSON DRILLING COMPANY



                                       By:
                                          --------------------------------
                                           James C. Brown
                                           Vice President-Finance


                                       "G.H. MCGEE"




                                       -----------------------------------
                                       G.H. McGee






                                  Exh A(II)-7

                                                                  EXHIBIT A(III)



                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT


                 THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of August, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and DAVID ESSEX, an individual residing in Midland, Texas ("D Essex").


                                   RECITALS:

                 F. Simultaneously with the execution of this Agreement, PDC has entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), between PDC and McGee Drilling Corporation ("McGee Drilling"), providing for, among other things, the purchase by PDC of the drilling rigs, related equipment, rolling stock and office equipment owned by McGee Drilling.

                 G. David Essex is an officer, a director and a stockholder of McGee Drilling.

                 H. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

                 NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                 1.       Period of Agreement.

                 The period of this Agreement shall commence on the date hereof and remain in effect through the first to occur of (i) August 1, 2002, or (ii) a Change in Control of PDC or Patterson Energy, Inc., the sole stockholder of PDC ("PEC"), unless sooner terminated as the result of the death of D Essex (the "Non-Compete Period"). For purposes of this Agreement, "Change in Control" shall be deemed to have occurred, if (i) a tender offer shall be made and consummated for the ownership of more than fifty percent of the outstanding voting securities of PEC, or (ii) there is a merger, consolidation or other reorganization of PEC or PDC with another entity and as a result of such merger, consolidation or other reorganization, less than





                                  Exh A(III)-1
fifty percent of the outstanding voting securities of the surviving or resulting entity shall be owned by the former stockholders of PEC as the same shall have existed immediately prior to such merger, consolidation or other reorganization.

                 2.       Compensation.

                 Simultaneously with the execution of this Agreement, PDC has paid D Essex by cashier's check, the amount of $1,000 as compensation for entering into this Agreement.

                 3.       Covenant Not to Compete.

                 (a) D Essex covenants and agrees that during the Non-Compete Period, D Essex shall not, without the prior written consent of PDC, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in, the contract oil and gas well drilling business within the Permian Basin of West Texas and Southeastern New Mexico (the "Competitive Business"); provided, however, that D Essex may (i) invest and/or engage in any business that routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which D Essex is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which D Essex is in breach of the terms of this section.

                 (b) It is understood by and between the parties hereto that the foregoing covenant by D Essex not to enter into competition with PDC as set forth in Section 3(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of D Essex to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and D Essex have independently consulted with their respective counsel and have been advised in all respects concerning the





                                  Exh A(III)-2
reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. D Essex agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on D Essex.

                 4.       Restrictions on Soliciting Business of PDC.

                 D Essex further covenants and agrees that during the Non-Compete Period, D Essex will not, either for himself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

                 (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing:

                 (b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in
Section 3 hereof; or

                 (c) Engage in any act which would interfere with or harm any business relationship PDC has with any customer, lessor, employee, principal or supplier.

                 5.       Specific Performance.

                 Without intending to limit the remedies available to PDC, D Essex acknowledges that PDC will have no adequate remedies at law if D Essex violates the terms of Section 3 or 4, hereof. In such event, D Essex agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from D Essex.

                 The provisions of this Section 5 shall survive the expiration, termination or cancellation of this Agreement.

                 6.       Attorneys Fees and Costs.

                 If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.





                                  Exh A(III)-3

                 7.       Representations and Warranties of PDC and D Essex.

                 (a) Representations and Warranties of PDC. PDC hereby represents and warrants to D Essex that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC; (iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

                 (b) Representations and Warranties of D Essex. D Essex hereby represents and warrants to PDC that: (i) D Essex has the capacity and power to enter into and perform obligations of D Essex under this Agreement;
(ii) D Essex has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of D Essex hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of D Essex.

                 8.       General Provisions.

                 (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

                 (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

                 (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

                 (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or





                                  Exh A(III)-4
agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

                 (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to a subsidiary of PEC without the prior written consent of D Essex and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 8(e).

                 (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

                 (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

                 (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                 (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

                 To PDC:

                                  Patterson Drilling Company
                                  4510 Lamesa Highway
                                  P.O. Drawer 1410
                                  Snyder, Texas   79550





                                  Exh A(III)-5

                             Facsimile:  (915) 573-0281
                             Attention:   A. Glenn Patterson
                                          President and Chief Operating Officer

           To D Essex:

                             David Essex
                             414 West Texas, Suite 312
                             Midland, Texas   79710

           with copies to:

                             William M. Kerr, Jr., Esq.
                             Kerr & Ward, L.L.P.
                             500 West Texas, Suite 1310
                             Midland, Texas  79701
                             Facsimile: (915) 684-9997

                 (j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





                                  Exh A(III)-6

                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.


                                       "PDC"

                                       PATTERSON DRILLING COMPANY



                                       By:
                                          -------------------------------------
                                          James C. Brown
                                          Vice President-Finance


                                       "D Essex"




                                       ----------------------------------------
                                       David Essex






                                  Exh A(III)-7

                                                                       EXHIBIT B




                          BILL OF SALE AND ASSIGNMENT



                 KNOW ALL MEN BY THESE PRESENTS, that, pursuant to that certain Asset Purchase Agreement, dated of even date herewith ("Asset Purchase Agreement") between PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation, and MCGEE DRILLING CORPORATION ("McGee Drilling"), a Texas corporation (McGee Drilling is referred to herein as the "Assignor"), the Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, conveys and transfers unto PDC (the "Assignee"), all of the Assignor's right, title and interest in and to (i) the Drilling Rigs, Equipment and Vehicle set forth in Appendix I attached hereto and incorporated herein by this reference; and (ii) the Drilling Contracts and Other Agreements described in Appendix II attached hereto and incorporated herein by this reference.

                  This Bill of Sale and Assignment is executed pursuant to that certain Asset Purchase Agreement (the "Agreement") dated as of August 1, 1997, between PDC and McGee Drilling. The representations, warranties, covenants, and obligations contained in the Agreement shall survive the execution and delivery of this Bill of Sale and Assignment in accordance with the provisions of the Agreement, and execution and delivery of this Bill of Sale and Assignment shall not affect, expand, diminish, or otherwise impair any of the representations, warranties, covenants, and obligations in the Agreement.

         THE EXPRESS REPRESENTATIONS AND WARRANTIES OF MCGEE DRILLING CONTAINED IN THE AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, BY MCGEE DRILLING WITH RESPECT TO THE ASSETS TRANSFERRED HEREBY. WITHOUT LIMITING THE FOREGOING, PDC ACCEPTS THE ASSETS IN THEIR "AS IS" CONDITION, WITH ALL FAULTS AND DEFECTS, AND WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, OR STATUTORY, AS TO CONDITION, MERCHANTABILITY, CONFORMITY TO MODELS OR SAMPLES, OR FITNESS FOR A PARTICULAR PURPOSE.

                 TO HAVE AND TO HOLD the same unto the Assignee and the Assignee's successors and assigns forever. The Assignor hereby covenants and agrees that it has the full right, power and authority to sell, convey and transfer the foregoing property to the Assignee pursuant to this Bill of Sale and Assignment.





                                    Exh B-1

                 IN WITNESS WHEREOF, the Assignor has caused this Bill of Sale and Assignment to be duly executed by its duly authorized officer as of the _____ day of August, 1997.


                                    MCGEE DRILLING CORPORATION



                                    By:
                                       --------------------------------------
                                       G.H. McGee
                                       President

                                    PATTERSON DRILLING COMPANY



                                    By:
                                       --------------------------------------
                                       James C. Brown
                                       Vice President-Finance






                                    Exh B-2

                                   APPENDIX I
                                       TO
                          BILL OF SALE AND ASSIGNMENT
                                      FROM
                           MCGEE DRILLING CORPORATION
                                       TO
                           PATTERSON DRILLING COMPANY
                           (LIST OF ASSETS ASSIGNED)




A.       DRILLING RIGS AND EQUIPMENT

         The Drilling Rigs and Equipment includes all of the drilling rigs, parts and related equipment, including engines, mud pumps, hooks and blocks, derricks substructives, rotary tables, blow-out prevention equipment, drill bits and all tubular goods on the rigs and in the yard leased by McGee Drilling, all of which are listed below, less the parts and related equipment sold or disposed of since April 13, 1997, and plus the parts and related equipment acquired by McGee Drilling since April 13, 1997, in each case in the ordinary course of business, consistent with past practice.

                            -----------------------

                                   RIG NO. 1


                          Drawworks:                                    N-42 Brewster Dwks, Single Drum, with Foster Catheads,
                                                                        22" Parmac Single Brake, Extended skid for two (2)
                                                                        Engine In-Line Compound, Top mtd Air Compressor &
                                                                        fawick Clutches.  Rated 10,000 ft. capacity.

                          Dwks Engines:                                 Two (2) New Style Caterpillar D-3406 Engines with
                                                                        Radiator mtd.  On Master Skids: (SN-67B12455 &
                                                                        67B12441) with Twin Disc.  TCI Torque converters Type
                                                                        F11524.

                          Mast & Sub:                                   127 ft. L.C. Moore Mast SN T-2855, GNW 450M# Csg Cap.
                                                                        350M#, Set Back 250M#, 4 sheave crown & 1 fast line
                                                                        sheave, grooved for 1 1/8" line.  14 ft. Clear High x
                                                                        42 ft. Long Substructure.Mud Pumps:





                                    Exh B-3

                                                                       RIG NO. 1



                          Ideco 600 Duplex Pump (600 hp) with
                          relief valves K-20 Pulsation Dampener,
                          Intergal mounted on extended pump skid
                          complete with D-379 Caterpillar engine
                          (SN-67B5537) complete with Pump
                          Sheave, pillar block Engine Sheave,
                          Clutch, Belts & Guard.

                          EWCO (15W-600) Ellis Williams Duplex          Mud Tank System:
                          Pump (600 hp) with relief valves, CE
                          Dampener, Intergal mounted on extended
                          pump skid complete with D-3412 (1200
                          rpm) Caterpillar Engine (SN38S12059),
                          Complete with pump sheave, pillar
                          block Engine Sheave, Belts & belt
                          Guard.

                          Two (2) Tank 500 bbl System, Shaker &         Rotary Table:
                          Suction Tank, 10' x 5' x 50',
                          including Brant Shale Shaker.  Suction
                          Tank, Incl. 100 bbl Pre-mix section
                          with 5 x 6 Cent. Pump, driven with D-
                          3304 Cat Engine.  Complete with all
                          Extensions, Walkways, Rails, and
                          suction connections.

                          Ideco 23' rated @ 175 Ton.                    Hook & Block:

                          Ideco 200 Ton Combination Shorty (1           Swivel:
                          1/8") Block w/150 Ton Hydra Hook.

                          Gardner Denver 200 Ton.                       Handling Equip:

                          Type B-42" Wooley Tool Tongs                  Generator House:
                          4 1/2" Elevators & Slips
                          Drill Collar Slips & Clamps Elevator
                          Bails, Lift Subs, X-over Subs,
                          Saver Subs, Bit Subs.  Lot.





                                    Exh B-4

                                                                       RIG NO. 1



                          Two (2) 3304 Caterpillar Engines (4B-
                          13076) intergal with two (2) 90 KW
                          Kato Generator, Complete with Control
                          Panel, Transformers, housed in 8 x 25'
                          skidded house.  80 Gal Air Volume
                          Tank, with Quincy Compressor driven by
                          10 hp electric motor.  One (1) 5 x 6
                          Centrifugal pump with 25 hp. electric
                          motor.

                          Blow Out Prevention                           Two (2) 12" Shaffer Type E-3, 0000# BOP, with 4 1/2"
                          Equipment:                                    Pipe & Blind Rams.

                                                                        One (1) 12" 3000# GK Hydril Annular.

                                                                        Lot of Misc. 12" Spools, X-Over Studded Adapters.

                          Accumulator &                                 Koomey "80" 120 gal Model 25040, SN12/14701, 5 Station
                           Control Equipment:                           Controls, actuated by both air and electric motor
                                                                        driven Triplex pump.

                          Choke Manifold:                               Choke Manifold 2 1/16" x 4 1/16" 3000# WKM Valves, 2 x
                                                                        4-way Cross, Manual Chokes.

                          Drilling Line:                                1 1/8" x 5000 ft. @ $1.20/ft.

                          Special Equipment:                            BRT Rotary Table Bushing

                                                                        Gardner Denver Air Hoist

                                                                        Halliburton Wire Line Unit

                                                                        Ideal Wire Line Anchor





                                    Exh B-5

                                                                       RIG NO. 1




                                                                        Satellite Weight Indicator

                          Instrumentation:                              Star 3 pen recorder
                                                                        Satellite Automatic Driller
                                                                        7-14 Degree Deviation Instr.

                          Lighting Fixtures:                            Fluorescent & Vapor Proof Lights throughout Rig.

                          Fabricated Items:                             Fuel Tank (8400 gal) Franks Fuel

                                                                        Two (2) 8'dia x 32'L, skidded Water Tanks.  Ea. 500
                                                                        bbl. W/Cent. Pump

                                                                        Top Drillers Dog House 8'W x 8'H x 22'L with 3' Porch
                                                                        Heaters & Lockers

                                                                        Change House 8'W x 26'L

                                                                        Lubester 3 compartment, with tool box, skidded 8'W x
                                                                        12'L

                                                                        Skidded Mud Mixing Cent. Pump with Electric Motor.
                                                                        And Mud Hopper, mtd on 6' x 6' Skid with lifting eye.

                          Misc. Fabricated                              Catwalk, 2 Sec. 5"W x 30'L
                          Items:                                        1 1/8" Skidded Drig Line Spool
                                                                        8'W x 15' Derrick Stand
                                                                        (4) Sets Pipe Racks 42"H.
                                                                        V-Door Ramp 66"W x 12L

                          Big Canvas:                                   Full Set of Rig Canvas for Mast and wind walls on
                                                                        floor

                          Rubber Goods:                                 3 1/2" x 55' Rotary Hose, 8" Suction & vibrating hoses
                                                                        for all systems

                          Toolpushers Trailer                           8'W x 40'2 axle Trailer House, with bedroom, bath,
                          House:                                        kitchen, & office area





                                    Exh B-6

                                                                       RIG NO. 1


                       DRILL PIPE, DRILL COLLARS & KELLY

      (280 JTS) 9000 FT, 4 1/2" 16.60 # XH Grade E.  Drill Pipe 6-6 1/8" OD Jts.

                 27-6 1/4" OD x 2 1/4" ID Drill Collars W/XH Connections

                 15 8" OD x 2 1/2" ID Drill Collars w/6 5/8" Reg. Conn.

                 1 4" x 40' Square Kelly



                          --------------------------

                                   RIG NO. 2


                          Drawworks:                                    U-36-A Mid Continent Dwks, Single Drum, with Type 33
                                                                        Foster Catheads, V 80 Parmac Hydro.  Brake, with
                                                                        extended in-line two (2) Engine Compound with 16"
                                                                        clutches.  Compound driven 390 Quincy Air Comp.

                          Dwks Engines:                                 Two (2) Caterpillar D-3408 TAPC Engines N-67U5220 &
                                                                        67U5233) with Twin Disc TCI 3 stage Converters Type
                                                                        F11524

                          Masts & Sub:                                  131' Lee C. Moore (SN-T-2845) with 4-42" sheave Crown,
                                                                        1 fast line sheave for 1 1/8" with 13 ft. Clear Sub x
                                                                        48'L.  GNW 550M#; Csg cap. 375M#, Set Back 250M#.

                          Mud Pumps:                                    Cont. Emsco DB-550 Duplex Pump (SN69) with 3"
                                                                        Discharge Valves, 2" Cameron & Relief Valves, K-20
                                                                        Dampener.  Pump Sheave.  Mtd. on 8"W x 28'L Pump Skid
                                                                        with Cross Skid with D-379 Caterpillar, Pump Dn tail
                                                                        Shaft, 24" Clutch & 16"-16D Sheave.  Belts, and Guard.

                                                                        Oilwell Duplex Pump Type A-700, 7 3/4" x 16,





                                    Exh B-7

                                                                       RIG NO. 1



                                                                        (SN-P- 118-43)  With necessary valves, relief Valves and
                                                                        K-20 Dampener, Mtd on 8'W x 32'L Pump Skid with Cross
                                                                        Skid with D-379 Cat. Engine, 14"-14D Pump Sheave, 24"
                                                                        Fawick Clutch, Belts  & Guard.

                          Mud Tank System:                              Two (2) Tank 650 bbl System Shaker and Suction Tank.
                                                                        Shaker & Suction Mud Tank 10'W x 6'H x 40'L extension
                                                                        for Brandt Shaker, Lightning Mixer, and walkways.
                                                                        Intermediate Tank (Pre-mix) 8'W x 30'L w/14' extension
                                                                        for 6 x 8 Cent Pump, with V6-71 Detroit Engine with
                                                                        mud hopper, 10 hp agitator 10 hp mtr.  Driving 5 x 6
                                                                        cent. Pump.

                          Rotary Table:                                 Oilwell 27 1/2" (SN 21-106)

                          Hook & Block:                                 Gardner Denver 200 Ton 4 sheave Block for 1 1/8" Line
                                                                        (SN-6245) with B.J. Unimatic 6150 Hook (SN-359)

                          Swivel:                                       Oilwell PC-300 Ton

                          Handling Equip:                               Type B 42" Wooley tool Tongs; 4 1/2" Drill Pipe
                                                                        Elevators & Slips Drill Collar Slips & Clamps
                                                                        Elevator Bails, Lift Subs, X-Over Subs, Saver Subs,
                                                                        Bits Subs.  Lot.

                          Generator House:                              Two (2) D-3306TPC Caterpillar Engines w/150 KW Kato
                                                                        (EX9E) Generators; Sq. D.  Control Panel.  Day Tank, 2
                                                                        x 3 Cent. Pump w/20 hp Electric motor; Gardner Denver
                                                                        Screw Type Compressor Model EBGRDA (SN-771761) driven
                                                                        by 30 hp Electric Mtr. all in 8W x 26L x 9H skidded
                                                                        Gen. House.

                          Blow Out Prevention                           Two (2) 13 5/8" Shaffer Type E-3000# BOP, with 4 1/2"
                          Equipment:                                    Blind & Pipe Rams.

                                                                        One (1) 13 5/8" 3000# Shaffer Annular





                                    Exh B-8

                                                                       RIG NO. 2



                                                                        Lot of Misc. 13 3/8" Spools, X-Over Studded Adapter
                                                                        Flanges.

                          Accumulator & Control Equipment:              Type 80 Koomey Model 180-115, (SN 3500), Seven (7)
                                                                        station, 18 bottles, 300 psi Triplex Pump UET 20B, 20
                                                                        hp Elect. Mtr. (both air & hydraulic actuated)
                                                                        Suitcases for Hydr. Lines to Rig.

                          Choke Manifold:                               2 1/16" x 4 1/16" 5000#, 1-4 1/16 WKM Valve, 1-4 1/16"
                                                                        McEvoy Valve, 4-2" Barton Valves, 2-2" WKM L Valves, 2
                                                                        x 4 four way Cross.  Two manual Chokes.

                          Drilling Line:                                1 1/8" x 5000' Drilling Line (new) @ $1.40/ft.

                          Special Equipment:                            Varco 5 1/4" Hex Roller Kelly Bushing

                                                                        Ingersol Rand HUL 40 Air Hoist

                                                                        Halliburton Wire Line Unit

                                                                        National Ideal Wire Line Anchor

                                                                        Martin Decker Weight Indicator

                          Instrumentation:                              Star 3-pen Recorder
                                                                        Satellite Automatic Driller
                                                                        7-14 degree Deviation Instr.

                          Lighting Fixtures:                            Fluorescent & Vapor Proof Lights throughout Rig.

                          Fabricated Items:                             Fuel Tank (8400 gal) Franks Fuel

                                                                        Two (2) 8" dia. x 32'L , skidded Water Tanks.  Each
                                                                        500 bbl, w/Cent. Pump

                                                                        Top Drillers Dog House, 8W x 8H x 22'L with 3' Porch.
                                                                        Lockers & Heaters





                                    Exh B-9

                                                                       RIG NO. 2


                                                                        Change House, 8"W x 16'L, with Lockers & Bench

                                                                        Storage & Tool House 7'W x 20'L

                                                                        Lubester, 3 compartment, 39" dia. x 5'L, with Tool Box
                                                                        on 9'W x 12'L skid.

                          Fabricated Items:                             8W x 22W Skidded Parts and Tool House.

                          Misc. Fabricated                              Catwalk, 2 Sec. 5W x 30'L
                          Items:                                        1 1/8 Drilling Line Spool Skd.
                                                                        8'W x 15'H Derrick Stand
                                                                        (4) Sets Pipe Racks 42"H
                                                                        V-Door Ramp 66"W x 12'L

                          Rig Canvas:                                   Full Set of Rig Canvas for Mast and wind walls on
                                                                        Floor.

                          Rubber Goods:                                 3 1/2" x 55' Rotary Hose, 8" Suction and vibrating
                                                                        hoses for all systems.

                          Toolpushers Trailer:                          8'W x 40'L 1996 "Idle Time" Trailer House with
                                                                        Bedroom, Bath, Kitchen & Living Room

                       DRILL PIPE, DRILL COLLARS & KELLY

                 (290 JTS) 9300 FT. 4 1/2" 16.60 LB. XH Gr. E. Drill
                 Pipe 6 1/8-6 1/4" OD Jts.

                 (93 JTS) 3000 FT. 4 1/2" 16.60 LB. XH Gr. G. Drill Pipe
                 6 1/4" OD Jts.

                 24 - New 6 1/2" OD x 2 1/4" ID Drill Collars w/XH Conn.

                 14 - 8" OD x 2 1/2" ID Drill Collars w/XH Conn.

                 1 - 5 1/4" Hex Kelly





                                    Exh B-10

                                                                       RIG NO. 2


                          --------------------------

                                   RIG NO. 3


                          Drawworks:                                    Skytop Brewster N-75, Single Drum, Lebus grooved (1
                                                                        1/4") Line.  Foster Make up & Break.  Out Catheads.
                                                                        Drillers Console, Crown-o-matic, & over-running Clutch
                                                                        for Brake.  Mtd.  On Extended Skid for three (3)
                                                                        Engine In-Line Compound, 24" Fawick Clutches &
                                                                        Spiders, w two (2) top mounted Ingersol Rand air
                                                                        Compressors 242-5CI, (SN-30T 485459 & 30T-556282),
                                                                        with Double (2) 16"D Gr. Pedestal Pump Drives.
                          Hydromatic Brake:





                                    Exh B-11

                                                                       RIG NO. 3


                          Parmac 342-34" Double Hydro. Brake (SN-51702)
                          Engines:                                      Three (3) Caterpillar D-353E Engines, complete with
                                                                        Air Starters, Gen. Radiator Group, & Clutch Hubs.
                                                                        (SN-46B7624) (46B09177) (46B7467).

                          Mast & Substructure:                          142 Ft. Superior Mast (SN-NA) 768,000# Static Hook
                                                                        Load.  (Mfg 1981).  Six (6) Sheave 52" and one (1)
                                                                        Fast Line Sheave, all for 1 1/4" Line.  Complete with
                                                                        Racking Board, Standpipe Manifold, Ladder, Boom & Tong
                                                                        Cwts.  Substructure:  14'H x 30W x 54'L, Box on Box
                                                                        Stairs, Safety Rails.  Build in Air Volume Tank Parts
                                                                        House & Starting Fuel Tank in Subs.

                          Mud Pumps:                                    Continental Emsco DB-700 Duplex Mud Pump (SN-266), 7
                                                                        1/2 x 16", with Quick Change Steel Fluid End, with
                                                                        C.E. PD-53 Pulsation Dampener (SN276), 3" Relief
                                                                        Valves, Type D Pressure Gauge, Rod Cooling Pump, Belts
                                                                        & Guard.  Driven from Engine Compound.  (Like New).

                                                                        Continental Emsco DB-700 Duplex Mud Pump (SN 263) 700
                                                                        hp, 7 1/2" x 16".  Quick Change Valve Cast Steel Fluid
                                                                        End.  C.E. PD-53 Dampener (SN259) Relief Valve,
                                                                        Cooling Pump, Type D Pressure Gauge.  Mounted on 8W x
                                                                        32"L Pump Skid with Cross Engine Skid with D-379 Cat.
                                                                        Engine, Pump Drive Tail Shaft, Clutch and Drive
                                                                        Sheave.  Belts and Guard.  (like new).Mud Tank:

                          Three (3) Tank 750 bbl System.  Shaker        Rotary Table:
                          Tank 9'11"W x 5'6"H x 42'L, W/4 Slant
                          Btm Compartments, Plumbing, Mud
                          Agitator Top Mtd Walkways, Rumba
                          Single Shale Shaker with 3 hp mtr.
                          Stairs, Rails, Skidded.  Volume Tank,
                          9'11"W x 5'6"H





                                    Exh B-12

                                                                       RIG NO. 3





                          x 30'L, (3) Compartment Slant Bottom,
                          Plumbing, w/12'L Pump Room, with
                          Mission 6 x 8 Centrifugal Pumps & 50
                          hp mtrs.  Top mtd walkways, Rails,
                          Stairs, skidded.  Suction Tank, 9'11"
                          x 5'6" x 30L, w/12'L Pump Room Ext.
                          with 6 x 8" Centrifugal Pump & 50 hp
                          Mt., (2) Compartment, Slant Bottom,
                          Plumbing, Mud Mixer, Top Mtd Walkways,
                          Stairs, Rails, Skidded.  Also used as
                          (Premix Tank)Rotary Table:

                          Oilwell A-20 1/2" Rotary Table, 53            Hook & Block:
                          1/4" Center, SN R104A-107, w/split
                          bushing.

                          Oilwell 350 Ton Block, Gr. 1 1/4", W/         Swivel:
                          BJ 5350-350 Ton Dynaplex Hook.

                          Oilwell PC-300 (300 Ton)                      Handling Equip:

                          Type B 42" Wooley Tool Tongs                  Generator House:
                          4 1/2" Drill Pipe Elevators(3) & Slips
                          Drill Collar Slips and Clamps
                          2 3/4 x 108" Elevator Links
                          Lift Subs, X-Over Subs, Saver Subs,
                          Bit Subs

                          Two (2) Kato Generator Sets.  1-300KW
                          (SN-77974-2) with Cat. D-353E
                          (SN46B7757) 1-325KW Kato (SN82891)
                          with D353E Cat. (SN-46B7715).  Quincy
                          390 Compressor w/35 hp mtr. 3" x 2"
                          Cent. Pump w/20 hp Mtr. Simplex Mod
                          Controls on




                          Generator & Allan Bradley Electrical
                          Control Panel, all mtd in 9'11" x 9'H
                          x 40L Skidded Gen. House.





                                    Exh B-13

                                                                       RIG NO. 3



                          Blow Out Prevention                           Hydril 13 5/8" 5000# Annular
                           Equipment:                                   Hydril 11" 5000# Annular
                                                                        Hydril 11" 5000# Double Blow Out Preventer w/ 4 1/2"
                                                                        Blind and Pipe Rams.
                                                                        Lot of Misc. 11' & 13 5/8" Spools, X-Over Studded
                                                                        Adapter Flanges

                          Accumulator &                                 Valvcon 80 Gallon 5 Station Closing Unit (SN 5074) w
                           Control Equip:                               Hydraulic Fl. Reservoir, both Air & hydraulic Pump.,
                                                                        Triplex Hydr. Pump w/Elec. Mtr. (8) Bottles, Skidded.

                                                                        Suitcases for Hydraulic Lines to Rig 5 Station Remote
                                                                        Closing Unit.

                          Choke Manifold:                               (2) 4 1/16" Manual Gate Valves, (2) 4 1/16" Demco
                                                                        Manual Valves, 2" Check Valves 4 way cross with manual
                                                                        Chokes.

                          Drilling Line:                                1 1/4" x 7500 ft. Drilling Line (new)

                          Special Equipment:                            Varco 5 1/2" HD Hex Kelly Bushing
                                                                        Ingersol Rand HUL Air Hoist
                                                                        Mathey "Retriever" Hydr. Wire Line measuring Device
                                                                        (15000' cap) w/15 hp mtr.
                                                                        National "D" Wire Line Anchor
                                                                        Martin Decker Weight Indicator w/gauges.

                          Instrumentation:                              Star 3 pen recorder
                                                                        Satellite Automatic Driller
                                                                        7-14 degree deviation Instr.

                          Lighting Fixtures:                            Fluorescent & Vapor Proof Lights & Writing throughout
                                                                        Rig

                          Fabricated Items:                             Fuel Tank (8400 gal) Property (Franks Fuel)





                                    Exh B-14

                                                                       RIG NO. 3



                                                                        Two (2) 8' Dia. x 32' Long Skidded Water Tanks, (500
                                                                        bbl) ea w/cent. pump

                                                                        Top Drillers Dog House 8'W x 8'H x 30'L, with
                                                                        knowledge box, lockers, Bench Storage, Cabinets,
                                                                        Parts, Bins, Heater, Skidded

                                                                        Mud & Tool House 8'W x 36'L on 40'L Skid.

                                                                        Tool & Storage House 7" x 20'L Skidded.

                                                                        Lubester, 4 Compartment (1000 gal)
                                                                        Oil Storage Tank.  40" Dia x 8'L mtd. on 9'W x 16'L
                                                                        Skid.

                          Misc. Fabricated                              Catwalk, 2 Section, 6'W x 42" H, x 35' Long (plated
                          Items:                                        1/2 Steel top)
                                                                        1 1/4" Drilling Line Spool on Skid
                                                                        8'W x 15' H Derrick Stand
                                                                        V Door Ramp, 5 1/2' x 12'L
                                                                        Junk Box 8'W x 36"H x 24'L Skidded.
                                                                        (10) - 8'W x 30'L &  (8) 8'W x 12' L Steel
                                                                        Reinforced Wooden Mats, for Substructure and Pumps

                          Rig Canvas:                                   Full Set of Rig Canvas for Mast and Wind Walls on
                                                                        Floor

                          Rubber Goods:                                 4 1/2" ID x 55' L Rotary Hose
                                                                        2 - 10" OD x 5' Long Suction Hoses
                                                                        4 - 3 1/2" ID x 8' x 10' Long Vibrated Hoses

                          Toolpusher Trailer:                           8'W x 40'L "1995 Idle Time" Trailer w/bedroom, Bath,
                                                                        Kitchen & Living Room


                       DRILL PIPE, DRILL COLLARS & KELLY

                          (220 JTS) 7,000 ft. 4 1/2" 20# Gr. "G" Drill Pipe 6
                          1/4 OD Jts.





                                    Exh B-15

                                                                       RIG NO. 3


             (179 JTS) 5,700 ft. 4 1/2" 16.60# Gr. "E" Drill Pipe 6 1/4" OD Jts.

             24 - 6 1/2" OD x 2 1/4" ID Drill Collars w/XH Conn. New

             6 - 6/3/4" OD x 2 3/8" ID Drill Collars w/XH conn.

             18 - 8" OD x 2 1/2" ID Drill Collars New

             1 - 5 1/4" Hex Kelly


         B.      VEHICLE

                 Year                      Description
                 ----                      -----------
                 1995                      Chevrolet Pickup ID No.
                                           2GCEC19K7S1103026 1997 Sticker No.
                                           12075676





                                    Exh B-16

                                  APPENDIX II
                                       TO
                          BILL OF SALE AND ASSIGNMENT
                                      FROM
                           MCGEE DRILLING CORPORATION
                                       TO
                           PATTERSON DRILLING COMPANY
           (LIST OF DRILLING CONTRACTS AND OTHER AGREEMENTS ASSIGNED)



A.       Drilling Contracts.

         1. Master Drilling Contract dated as of June 30, 1997, between Burlington Resources Oil & Gas Co., as Operator, and McGee Drilling Corporation, as Contractor, as supplemented by Bid Sheet and Drilling Order of even date, between Coastal Management Corporation, as Agent for Burlington Resources, and McGee Drilling Corporation, which Bid Sheet and Drilling Order specifically relates to the drilling of the W.N. Waddell No. 1226 Well in Section 10, Block B-23, PSL Survey, Crane County, Texas (Rig #2 - Currently Drilling).

         2. IADC Drilling Bid Proposal and Daywork Drilling Contract effective as of June 16, 1997, between Petroleum Development Corporation, as Operator, and McGee Drilling Corporation, as Contractor, governing the drilling of the Warren-State #1 Well in Section 35, T-15-S, R-37-E, Lea County, New Mexico (Rig #3 -Currently Drilling).

         3. IADC Drilling Bid Proposal and Footage Drilling Contract effective as of July 1, 1997, between John H. Hendrix Corporation, as Operator, and McGee Drilling Corporation, as Contractor, governing the drilling of the Thomas Long A-3 Well in Section 11, T-22-S, R-37-E, Lea County, New Mexico (Rig #1).

         4. IADC Drilling Bid Proposal and Footage Drilling Contract effective as of June 12, 1997, between David H. Arrington Oil & Gas, Inc., as Operator, and McGee Drilling Corporation, as Contractor, governing the drilling of the Royal Trude #1 Well in Section 22,T-19-S, R-36-E, Lea County, New Mexico (Rig #1).

         5. IADC Drilling Bid Proposal and Daywork Drilling Contract effective as of June 19, 1997, between Mallon Oil Company, as Operator, and McGee Drilling Corporation, as Contractor, governing the drilling of the Mallon "33" Federal #6 Well in
                 Section 33, T-19-S, R-34-E, Lea County, New Mexico (Rig #3).

         6. Miscellaneous Master Drilling Contracts respectively between the following named Operators and McGee Drilling Corporation:





                                    Exh B-17

                 Operator

                          Amerada Hess Corporation

                          Bass Enterprises Production Company

                          Burlington Resources

                          John Hendrix Corporation

                          Marathon Oil Company

                          Parker & Parsley

                          Pogo Producing Company

                          Santa Fe Energy Resources


B.       Leased Vehicles Lease Agreements.

         1. GMAC Lease Agreement dated January 20, 1997, between Jack Sherman Chevrolet Buick, as Lessor, and McGee Drilling Corp., as Lessee, covering a 1997 Chevrolet K1500 Pickup Truck (VIN 2GCEK19R5V1163567).

         2. Vehicle Lease Agreement dated November 1, 1994, between LAI Trust, as Lessor, and McGee Drilling, Inc., as Lessee, as supplemented by Lease Supplement between the same parties, covering a 1996 Chevrolet C- 1500 Pickup Truck (VIN 1GCEC19MITE260441).


C.       Purchase Orders.

         1. Tubular Goods Order No. 34440-00 to Grant Prideco, Inc. in the amount of $503,452.95 for approximately 15,000 feet of drill pipe and related tubular goods as therein described.

         2. Tubular Goods Order No. 34441-00 to Grant Prideco, Inc. in the amount of $108,432.68 for approximately 3,000 feet of drill pipe and related tubular goods as therein described.





                                    Exh B-18

D.       Other Agreements

         1. Service Agreement dated February 25, 1997, between Cellular One and McGee Drilling Corp., relating to cellular phone ESN No. 21216642980.

         2. Service Agreement dated February 4, 1997, between Cellular One and McGee Drilling Corp., relating to cellular phone ESN Nos. 21216729212, 21216640239, and 2l2l6640241.

         3. Service Agreement dated January 23, 1997, between Cellular One and McGee Drilling Corp,, relating to cellular phone ESN Nos. 21216621678 and C3121ECC.





                                    Exh B-19